UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2002

BIOJECT MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-15360 (Commission File Number)	93-1099680 (IRS Employer Identification No.)

7620 S.W. Bridgeport Road, Portland, OR (Address of principal executive offices)	97224 (Zip Code)

Registrant’s telephone number, including area code: (503) 639-7221

No Change
(Former name or former address, if changed since last report)

Item 5. Other Events

     Attached to this Form 8-K as Exhibit 99.1 and incorporated into this Form 8-K by reference is the company’s press release dated February 26, 2002 announcing that Amgen Inc. has given notice to the company of its election not to pursue further development of Iject and B2000 devices.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

99.1 Press release dated February 26, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: February 27, 2002.

BIOJECT MEDICAL TECHNOLOGIES, INC.

By:	/s/ Christine M. Farrell

Christine M. Farrell Controller and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated February 26, 2002.